Supplement to the
Fidelity® Focused High Income Fund
August 28, 2004
Prospectus

The following information updates the similar information found on the front cover of the prospectus.

Fidelity® Focused High Income Fund

(fund number 1366, trading symbol FHIFX)

FFH-04-01 September 15, 2004
1.805948.100